December 19, 2002

                              DREYFUS MASSACHUSETTS
                              TAX EXEMPT BOND FUND

                Supplement to Statement of Additional Information
                              dated October 1, 2002

     At a special meeting of shareholders held on December 18, 2002, shareholders approved amending the Fund's Agreement and Declaration of Trust to permit the Fund's Board of Trustees, without further shareholder action, to cause to be issued one or more additional classes of shares having such preferences or special or relative rights and privileges as the Board may determine, to the extent permitted under the 1940 Act.